Offerings - Offering: 1	Apr. 15, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 182,790,754.04
Amount of Registration Fee	$ 25,243.40
Offering Note	Transaction Value is calculated as the aggregate maximum purchase price for shares of beneficial interest. The fee of $25,243.40 was paid by the Fund in connection with filing its Schedule TO-I. This is the final amendment to the Schedule TO and is being filed to report the results of the offer. The Amount of Filing Fee is calculated at 0.01381% of the Transaction Valuation.